EDUCATION REALTY TRUST, INC.

THIRD QUARTER 2011
SUPPLEMENTAL FINANCIAL INFORMATION
TABLE OF CONTENTS

Financial Highlights	1

Balance Sheet	2

Operating Results	3

General and Administrative Expense Detail	4

Funds From Operations	5

Wholly-Owned Community Operating Results	6

Wholly-Owned Community Statistics	7

Same-Community Statistics	8

Opening Occupancies and Rate Increases	9

Development Update	10

Capital Structure	11

Community Listing - Wholly-Owned	12

Investor Information	13

Definitions	14

Safe Harbor Statement	15

EDUCATION REALTY TRUST, INC.

FINANCIAL HIGHLIGHTS
(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:

	Three months ended September 30,				Nine months ended September 30,
	2011	2010	$ Chg	% Chg	2011	2010	$ Chg	% Chg

Same-community revenue	$23,121	$21,889	$1,232	5.6%	$72,313	$69,726	$2,587	3.7%
Total community revenue	25,116	21,889	3,227	14.7%	77,428	69,726	7,702	11.0%
Total revenue	29,597	30,137	(540)	-1.8%	89,710	84,753	4,957	5.8%

Same-community net operating income	7,899	7,734	165	2.1%	35,455	34,522	933	2.7%
Community net operating income	8,979	7,734	1,245	16.1%	38,759	34,522	4,237	12.3%
Total operating income (loss)	(1,512)	(55)	(1,457)	NM	7,946	9,298	(1,352)	-14.5%

Net income (loss)	(6,466)	(39,820)	33,354	NM	(5,235)	(40,240)	35,005	NM
Per share - basic & diluted	(0.09)	(0.69)	0.60	NM	(0.07)	(0.70)	0.63	NM

Funds from operations (FFO)	499	(32,598)	33,097	NM	13,819	(17,888)	31,707	NM
Per weighted average share/unit (1)	0.01	(0.55)	0.56	NM	0.19	(0.31)	0.50	NM

Core funds from operations (Core FFO)	2,362	1,550	812	52.4%	20,114	16,567	3,547	21.4%
Per weighted average share/unit (1)	$0.03	$0.03	$-	0.0%	$0.27	$0.28	$(0.01)	-3.6%

BALANCE SHEET DATA:
	9/30/2011	12/31/2010
Debt to gross assets	34.1%	41.5%
Net debt to enterprise value	30.2%	43.9%
Interest coverage ratio (TTM)	2.4	2.2

(1)	FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact.See page 5 for detailed calculation.

EDUCATION REALTY TRUST, INC.

BALANCE SHEET
(Amount in thousands, except share data)

	September 30, 2011	December 31, 2010
	(unaudited)
Assets
Collegiate housing properties, net (1)	$701,310	$652,603
Collegiate housing properties - held for sale (2)	-	45,044
Assets under development	35,348	1,146
Cash and cash equivalents	47,342	6,958
Restricted cash	4,600	4,791
Other assets	37,133	26,138

Total assets	$825,733	$736,680

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium/discount	$335,864	$367,631
Unsecured revolving line of credit	-	-
Secured revolving line of credit	-	3,700
Accounts payable and accrued expenses	27,406	18,324
Deferred revenue	14,783	12,243
Total liabilities	378,053	401,898

Commitments and contingencies	-	-

Redeemable noncontrolling interests	10,880	10,039

Equity:
Stockholders' equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 76,120,789 and 58,657,056 shares issued and outstanding September 30, 2011 and December 31, 2010, respectively	762	587
Preferred shares, $0.01 par value, 50,000,000 shares authorized, no shares issues and outstanding	-	-
Additional paid-in capital	531,967	414,850
Accumulated deficit	(95,929)	(90,694)
Total stockholders' equity	436,800	324,743

Total liabilities and stockholders' equity	$825,733	$736,680

(1)	Amount is net of accumulated depreciation of $158,202 and $145,315 as of September 30, 2011 and December 31, 2010, respectively

(2)	Amount is net of accumulated depreciation of $11,043 as of December 31, 2010.

EDUCATION REALTY TRUST, INC.

OPERATING RESULTS
(Amounts in thousands, except per share data, unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	$ Change	2011	2010	$ Change
Revenues:
Collegiate housing leasing revenue	$25,116	$21,889	$3,227	$77,428	$69,726	$7,702
Third-party development services	1,132	334	798	3,481	1,675	1,806
Third-party management services	846	762	84	2,425	2,335	90
Operating expense reimbursements	2,503	7,152	(4,649)	6,376	11,017	(4,641)
Total revenues	29,597	30,137	(540)	89,710	84,753	4,957

Operating expenses:
Collegiate housing leasing operations	16,137	14,155	1,982	38,669	35,204	3,465
Development and management services (1)	1,466	1,251	215	4,132	3,834	299
General and administrative (1)	2,671	2,198	473	7,527	7,083	443
Severance, development pursuit and acquisition costs	108	(124)	232	259	744	(485)
Ground leases	1,365	347	1,018	4,097	512	3,585
Depreciation and amortization	6,859	6,129	730	20,704	17,977	2,727
Reimbursable operating expenses	2,503	6,236	(3,733)	6,376	10,101	(3,725)
Total operating expenses	31,109	30,192	917	81,764	75,455	6,309

Operating income (loss)	(1,512)	(55)	(1,457)	7,946	9,298	(1,352)

Nonoperating expenses:
Interest expense	4,443	4,889	(446)	13,827	14,764	(937)
Amortization of deferred financing costs	362	284	78	930	908	22
Interest income	(37)	(174)	137	(129)	(401)	272
Loss on extinguishment of debt	-	-	-	351	-	351
Total nonoperating expenses	4,768	4,999	(231)	14,979	15,271	(292)

Loss before equity in earnings (losses) of unconsolidated entities, income taxes and discontinued operations	(6,280)	(5,054)	(1,226)	(7,033)	(5,973)	(1,060)

Equity in earnings (losses) of unconsolidated entities	(390)	(328)	(62)	(408)	(242)	(166)
Loss before income taxes and discontinued operations	(6,670)	(5,382)	(1,288)	(7,441)	(6,215)	(1,226)
Less: Income tax (benefit) expense	(60)	444	(504)	(278)	267	(545)
Loss from continuing operations	(6,610)	(5,826)	(784)	(7,163)	(6,482)	(681)
Income (loss) from discontinued operations	53	(34,622)	34,675	1,988	(34,187)	36,175

Net income (loss)	(6,557)	(40,448)	33,891	(5,175)	(40,669)	35,494

Less: Net income (loss) attributable to the noncontrolling interests	(91)	(628)	537	60	(429)	489
Net income (loss) attributable to Education Realty Trust, Inc.	$(6,466)	$(39,820)	$33,354	$(5,235)	$(40,240)	$35,005

Earnings per share information:
Net income (loss) attributable to Education Realty Trust, Inc. common shareholders per share - basic and diluted	$(0.09)	$(0.69)	$0.60	$(0.07)	$(0.70)	$0.63

Weighted-average common shares outstanding - basic and diluted	73,061	57,719		72,040	57,120

(1) See note on page 4 regarding presentation of general and administrative costs.

EDUCATION REALTY TRUST, INC.

General and Administrative Expense Detail
(Amounts in thousands, except per share data, unaudited)

Note:  This schedule provides more clarity on the composition of our general and administrative costs.  Historically we have presented all general and administrative costs, including regional and corporate costs of supporting our communities, as one line in our income statement.  We intend to present G&A costs in this fashion for the remainder of the year.However, beginning in 2012 we intend to report the management services - owned G&A costs as part of our collegiate housing operating costs and not as part of G&A.  We believe the new presentation will improve comparability within the industry and provide a better reflection of the total cost to operate a property.  If this new presentation had been implemented for all periods presented, our same-community operating expenses per bed on page 8 would have been $273 and $253 and the same-community operating margins would have been 29.5% and 31.1% for the third quarter of 2011 and 2010, respectively.  And on a year to date basis, operating expenses per bed would have been $223 and $214 and the operating margins would have been 44.7% and 45.2% for 2011 and 2010, respectively.

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	$ Change	2011	2010	$ Change

Management services - third-party (1)	$684	$589	$95	$1,982	$1,912	$71
Development consulting services	782	662	120	2,150	1,922	228
Development and management services - third-party	1,466	1,251	215	4,132	3,834	299

Management services - owned (1)	1,079	930	149	3,127	3,015	111
Corporate general and administrative	1,592	1,268	324	4,400	4,068	332
General and administrative - non third-party	2,671	2,198	473	7,527	7,083	443

Total general and administrative expense	$4,137	$3,449	$688	$11,659	$10,917	$742

Severance and related	$-	$181	$(181)	$-	$700	$(700)
Development pursuit	-	(329)	329	(221)	20	(241)
Acquisition costs	108	24	84	480	24	456
			-			-
Total severance, development pursuit and acquisition costs	$108	$(124)	$232	$259	$744	$(485)

(1)
Management services owned and third-party represents costs related to regional managers, accounting, and other support staff necessary to oversee, manage and support the operations of our communities and those we manage for third-parties.

EDUCATION REALTY TRUST, INC.

FUNDS FROM OPERATIONS
(Amounts in thousands, except per share data, unaudited)

	Three months ended September 30,			Nine months ended September 30,
	2011	2010	Change	2011	2010	Change

Net income (loss) attributable to Education Realty Trust, Inc.	$(6,466)	$(39,820)	$33,354	$(5,235)	$(40,240)	$35,005

Gain on sale of collegiate housing assets (1)	-	-	-	(2,388)	-	(2,388)
Real estate related depreciation and amortization	6,693	7,593	(900)	20,797	22,276	(1,479)
Equity portion of real estate depreciation and amortization on equity investees	107	120	(13)	329	368	(39)
Equity portion of loss on sale of student housing property on equity investees	256	137	119	256	137	119
Noncontrolling interests	(91)	(628)	537	60	(429)	489
Funds from operations ("FFO")	499	(32,598)	33,097	13,819	(17,888)	31,707

FFO adjustments:
Loss on extinguishment of debt (1)	-	-	-	757	-	757
Acquisition costs	108	24	84	480	24	456
Loss on impairment	-	33,610	(33,610)	-	33,610	(33,610)
Straight-line adjustment for ground leases (2)	1,051	263	788	3,157	263	2,894
Reorganization/severance costs, net of taxes	-	116	(116)	-	423	(423)
FFO adjustments:	1,159	34,013	(32,854)	4,394	34,320	(29,926)

FFO on Participating Developments:(3)
Interest on loan to Participating Development	460	112	348	1,138	112	1,026
Development fees on Participating Development, net of costs and taxes	244	23	221	763	23	740
FFO on Participating Developments	704	135	569	1,901	135	1,766

Core funds from operations ("Core FFO")	$2,362	$1,550	$812	$20,114	$16,567	$3,547

FFO per weighted average share/unit (4)	$0.01	$(0.55)	$0.56	$0.19	$(0.31)	$0.50
Core FFO per weighted average share/unit (4)	$0.03	$0.03	$0.00	$0.27	$0.28	$(0.01)

Weighted average shares/units (4)	74,172	58,830	15,342	73,151	58,353	14,798

(1)	All of or a portion of these amounts are included in discontinued operations and are not visible on the face of our statement of operations on page 3.

(2)
This represents the straight-line rent expense adjustment required by GAAP related to ground leases at two communities.  As ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.  For the three and nine months ended September 30, 2011, the adjustment includes $996 and $2,987 related to GrandMarc at the Corner at the University of Virginia and $55 and $170 related to University Village on Colvin in Syracuse, respectively.

(3)
FFO on participating developments represents the economic impact of interest and fees not recognized in net income due to the Company having a participating investment in the third-party development.  The adjustment for development fees is calculated under the same percentage of completion  method of accounting used for third-party development fees.  The adjustment for interest income is based on terms of the loan.

(4)	FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

EDUCATION REALTY TRUST, INC.

WHOLLY-OWNED COMMUNITY OPERATING RESULTS
(Amounts in thousands, unaudited)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2011	2010	$ Change	% Change	2011	2010	$ Change	% Change
Revenues
Same-communities	$23,121	$21,889	$1,232	5.6%	$72,313	$69,726	$2,587	3.7%
New-communities (1)	1,995	-	1,995	NM	5,115	-	5,115	NM
Total revenues	25,116	21,889	3,227	14.7%	77,428	69,726	7,702	11.0%

Operating expenses (2)
Same-communities	15,222	14,155	1,067	7.5%	36,858	35,204	1,654	4.7%
New-communities (1)	915	-	915	NM	1,811	-	1,811	NM
Total operating expenses	16,137	14,155	1,982	14.0%	38,669	35,204	3,465	9.8%

Net operating income
Same-communities	7,899	7,734	165	2.1%	35,455	34,522	933	2.7%
New-communities (1)	1,080	-	1,080	NM	3,304	-	3,304	NM
Total net operating income	$8,979	$7,734	$1,245	16.1%	$38,759	$34,522	$4,237	12.3%

NOTE: This table excludes the following properties, which are classified within discontinued operations on the accompanying consolidated statements of operations:  Reserve at Clemson (sold in November 2010), The Gables, Western Place, Berkeley Place and the Pointe at Southern (all sold in December 2010), and Troy Place, The Reserve at Jacksonville, The Reserve at Martin, The Chase at Murray and Clemson Place (all sold in January 2011), Collegiate Village and Clayton Station (both sold in Q2 2011).

(1)
New-communities includes GrandMarc at the Corner, Wertland Square and Jefferson Commons communities at the University of Virginia that were purchased in October of 2010 and March of 2011 as well as Westminster House, which was acquired in June of 2011.

(2)	Represents community-level operating expenses excluding management fees, depreciation, amortization and ground lease expense.

EDUCATION REALTY TRUST, INC.

WHOLLY-OWNED COMMUNITY STATISTICS

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	Change	2011	2010	Change

Occupancy
Physical	91.1%	89.8%	130 bps	90.6%	89.4%	117 bps
Economic	77.1%	76.5%	60 bps	84.6%	83.8%	85 bps

NarPAB	$365	$338	8.1%	$388	$366	6.0%
Other income per avail. bed	$33	$29	14.8%	$26	$24	6.7%
RevPAB	$399	$367	8.6%	$413	$390	6.1%

Operating expense per bed	$256	$237	8.0%	$206	$197	4.9%

Operating margin	35.8%	35.3%	42 bps	50.1%	49.5%	55 bps

Design Beds	62,972	59,650	5.6%	187,406	178,942	4.7%

NOTE: Operating statistics for all periods presented exclude communities classified as discontinued operations.  See note on Pg. 6.

EDUCATION REALTY TRUST, INC.

SAME-COMMUNITY STATISTICS

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	Change	2011	2010	Change

Occupancy
Physical	91.4%	89.8%	160 bps	90.8%	89.4%	137 bps
Economic	77.8%	76.5%	130 bps	85.1%	83.8%	135 bps

NarPAB	$356	$338	5.4%	$380	$366	3.8%
Other income per avail. bed	$32	$29	8.4%	$24	$24	1.8%
RevPAB	$388	$367	5.6%	$404	$390	3.7%

Operating expense per bed	$255	$237	7.5%	$206	$197	4.7%

Operating margin	34.2%	35.3%	(110) bps	49.0%	49.5%	(50) bps

Design Beds	59,661	59,650	0.0%	178,983	178,942	0.0%

NOTE: Operating statistics for all periods presented exclude communities classified as discontinued operations.  See note on Pg. 6.

EDUCATION REALTY TRUST, INC.

Opening Occupancies and Rate Increases

		2011-2012	2010-2011			Projected
Community	Primary University	Leases	%	Leases	%	Rate Increase	Design Beds

Campus Creek	University of Mississippi	636	100.0%	634	99.7%	18.4%	636
The Reserve at Columbia	University of Missouri	675	99.9%	676	100.0%	11.7%	676
The Reserve on South College	Auburn University	576	100.0%	553	96.0%	10.0%	576
The Reserve on West 31st	University of Kansas	612	85.7%	700	98.0%	10.0%	714
The Reserve at Star Pass	University of Arizona	784	76.9%	888	87.1%	9.2%	1,020
University Village on Colvin	Syracuse University	431	99.8%	426	98.6%	7.9%	432
Carrollton Crossing	University of West Georgia	336	100.0%	333	99.1%	7.4%	336
NorthPointe	University of Arizona	856	93.9%	718	78.7%	7.3%	912
The Reserve on Perkins	Oklahoma State University	710	97.0%	719	98.2%	5.8%	732
The Pointe	Pennsylvania State University	984	100.0%	984	100.0%	5.5%	984
Cape Trails	Southeast Missouri State University	360	100.0%	360	100.0%	5.2%	360
The Pointe at South Florida	University of South Florida	986	98.4%	913	91.1%	5.2%	1,002
Players Club	Florida State University	336	100.0%	333	99.1%	4.5%	336
College Station at West Lafayette	Purdue University	919	95.7%	929	96.8%	4.0%	960
Commons on Kinnear	The Ohio State University	502	100.0%	495	98.6%	3.8%	502
River Pointe	University of West Georgia	472	93.7%	481	95.4%	3.6%	504
Pointe West	University of South Carolina	471	98.1%	478	99.6%	3.5%	480
The Commons	Florida State University	715	97.7%	634	86.6%	3.1%	732
The Reserve at Saluki Pointe	Southern Illinois University	759	98.8%	692	90.1%	3.1%	768
The Pointe at Western	Western Michigan University	668	76.3%	854	97.5%	3.1%	876
The Commons at Knoxville	University of Tennessee	664	93.8%	604	85.3%	3.0%	708
The Avenue at Southern	Georgia Southern University	604	96.8%	550	88.1%	2.6%	624
College Grove	Middle Tennessee State University	735	85.1%	785	90.9%	2.0%	864
University Towers	North Carolina State University	953	100.0%	948	99.5%	2.0%	953
Campus Lodge	University of Florida	1,079	96.8%	984	88.3%	1.5%	1,115
The Lofts	University of Central Florida	720	97.8%	728	98.9%	1.2%	736
The Reserve on Frankford	Texas Tech University	715	97.0%	727	98.6%	1.0%	737
The Reserve at Athens	University of Georgia	610	99.7%	509	83.2%	-4.9%	612
Same-communities		18,870	94.9%	18,620	93.6%	4.6%	19,887

GrandMarc at the Corner	University of Virginia	573	89.4%	582	90.8%	5.0%	641
Wertland Square	University of Virginia	152	100.0%	152	100.0%	1.0%	152
Jefferson Commons	University of Virginia	82	100.0%	82	100.0%	0.9%	82
Westminster House	University of California at Berkeley	97	75.8%	108	64.7%	-1.1%	128	(1)
New-communities		904	90.1%	924			1,003

Wholly-owned communities		19,774	94.7%	19,544			20,890

(1)	Design beds are reduced by 39 beds as subsequent to the acquisition the North house was closed for renovations. The Company plans to reopen the building in January of 2012.

EDUCATION REALTY TRUST, INC.

DEVELOPMENT UPDATE
(Amounts in thousands except bed counts)

COMPANY OWNED PROJECTS

Project	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost (1)	Cost Funded to Date
Syracuse University - Campus West	ONE Plan	312	In progress	Summer 2012	$29,747	$2,418
University of Alabama	Joint Venture	774	In progress	Summer 2012	37,215	16,263
University of Connecticut - Storrs Center Phase I	Wholly Owned	250	In progress	Summer 2012	24,240	8,719
University of Connecticut - Storrs Center Phase II	Wholly Owned	250	In progress	Summer 2013	24,239	-
The University of Texas at Austin	ONE Plan	622	In progress	Summer 2013	63,993	4,303
		2,208			$179,433	$31,703

PARTICIPATING PROJECTS (2)

Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year	Fees Earned Nine Months Ended September 30, 2011	Remaining Fees to Earn
Johns Hopkins Graduate Housing	572	In progress	Summer 2012	60,700	$2,122	$304	$1,352	$466

THIRD-PARTY PROJECTS

Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year (3)	Fees Earned Nine Months Ended September 30, 2011 (3)	Remaining Fees to Earn
East Stroudsburg University - Pennsylvania	969	In progress	December 2011	59,491	2,234	232	1,595	407
Mansfield University of Pennsylvania	634	In progress	December 2011	35,031	1,449	52	1,032	365
Projects Under Construction - Total	1,603			94,522	3,683	284	2,627	772

Bloomsburg University of Pennsylvania	522	Summer 2012	Summer 2013	29,832	1,237	-	-	1,237
West Chester University of Pennsylvania Phase II	TBD	Spring 2013	Summer 2014	TBD	TBD	-	-	-
Recently Awarded Projects - Total	522			29,832	1,237	-	-	1,237

Total Third-Party Projects	2,125			$124,354	$4,920	$284	$2,627	$2,009

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

(1)	Project development costs include only the Company's equity portion of the total project costs where a development is being done through a joint venture.
(2)
Participating projects are third-party development projects the Company has a significant investment in but does not own.  The Company earns fees on the project but the fees are deferred and not recognized in its operating statements until its investment is recovered.  The Company includes the earned fees in computing its Core FFO.  See page 5.

(3)	Amount may not tie to third-party development services revenue on the statement of operations as this schedule only includes fees earned on projects that are in progress.

EDUCATION REALTY TRUST, INC.

CAPITAL STRUCTURE, as of September 30, 2011
(dollars in thousands)

Total Debt to Gross Assets		Net Debt to Enterprise Value
Debt (1)	$335,759	Net Debt (1)	$288,417
Gross Assets (2)	$983,935	Market Equity (3)	665,246
Debt to Gross Assets	34.1%	Enterprise Value	$953,663
		Net Debt to Enterprise Value	30.2%

Interest coverage (TTM)	2.4	x
Net Debt to EBITDA (TTM)	6.1	x

Total Debt Outstanding
	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	%	to Maturity
Fixed Rate - Mortgage Debt (1)	$305,473	5.93%	91.0%	4.01	years
Variable Rate - Construction Debt	30,286	1.75%	9.0%	1.57	years
Total / Weighted Average	$335,759	5.55%	100.0%	3.79	years

Future Maturities
Fiscal Year Ending	Amortization	Maturities	Total	Percentage
2011	$1,042	$-	$1,042	0.3%
2012	3,693	66,872	70,565	21.0%
2013	11,983	25,000	36,983	11.0%
2014	9,971	50,299	60,270	18.0%
2015	2,831	7,107	9,938	3.0%
Thereafter	5,377	151,584	156,961	46.7%
Mortgage Debt (1)	34,897	300,862	335,759	100.0%
Revolving Credit Facility	-	-	-
Gross Debt (1)	$34,897	$300,862	335,759
Cash			47,342
Net Debt			$288,417

(1)	Excludes unamortized debt premium of $0.1 million.
(2)	Excludes accumulated depreciation of $158,202 as of September 30, 2011.
(3)
Market equity includes 76,333,254 shares of the Company's common stock and 1,110,995 operating partnership units and is calculated using $8.59 per share, the closing price of the Company's common stock on September 30, 2011.

EDUCATION REALTY TRUST, INC.

COMMUNITY LISTING - WHOLLY-OWNED

Name	Primary University Served	Acquisition Date	# of Beds	Name	Primary University Served	Acquisition Date	# of Beds

Players Club	Florida State University	Jan ’05	336	College Grove	Middle Tennessee State University	Apr ’05	864
The Commons	Florida State University	Jan ’05	732	Campus Lodge	University of Florida	Jun ’05	1,115
University Towers	North Carolina State University	Jan ’05	953	The Reserve on South College	Auburn University	Jul ’05	576
The Reserve on Perkins	Oklahoma State University	Jan ’05	732	Cape Trails	Southeast Missouri State University	Jan ’06	360
The Pointe	Pennsylvania State University	Jan ’05	984	Carrollton Crossing	University of West Georgia	Jan ’06	336
College Station at West Lafayette	Purdue University	Jan ’05	960	River Pointe	University of West Georgia	Jan ’06	504
The Reserve on Frankford	Texas Tech University	Jan ’05	737	The Avenue at Southern	Georgia Southern University	Jun ’06	624
Commons on Kinnear	The Ohio State University	Jan ’05	502	The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768
NorthPointe	University of Arizona	Jan ’05	912	University Village on Colvin	Syracuse University	Aug '09	432
The Reserve at Star Pass	University of Arizona	Jan ’05	1,020	GrandMarc at The Corner	University of Virginia	Oct '10	641
The Lofts	University of Central Florida	Jan ’05	730	Wertland Square	University of Virginia	Mar ’11	152
The Reserve at Athens	University of Georgia	Jan ’05	612	Jefferson Commons	University of Virginia	Mar ’11	82
The Reserve on West 31st	University of Kansas	Jan ’05	719	Westminster House	University of California, Berkeley	May ’11	167
The Reserve at Columbia	University of Missouri	Jan ’05	676	University Village Towers	University of California, Riverside	Sept '11	554
The Pointe at South Florida	University of South Florida	Jan ’05	1,002
The Commons at Knoxville	University of Tennessee	Jan ’05	708			Total Wholly-Owned	21,482
The Pointe at Western	Western Michigan University	Jan ’05	876
Campus Creek	University of Mississippi	Feb ’05	636
Pointe West	University of South Carolina	Mar ’05	480

EDUCATION REALTY TRUST, INC.

INVESTOR INFORMATION

Executive Management
Randy Churchey	Chief Executive Officer
Randy Brown	Chief Financial Officer
Tom Trubiana	Chief Investment Officer
Christine Richards	Senior Vice President of Property Operations

Corporate Headquarters	Investor Relations
Education Realty Trust, Inc.	ICR, LLC
530 Oak Court Drive, Suite 300	Brad Cohen
Memphis, TN 38117	(203) 682-8211
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #
Bank of America - Merrill	Jeff Spector	(646) 855-1363
Green Street Advisors	Andrew J. McCulloch	(949) 640-8780
Hilliard Lyons	Carol Kemple	(502) 588-1839
Janney Capital Markets	Andrew DiZio	(215) 665-6439
JMP Securities	Mitch Germain	(212) 906-3546
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682
Keete, Bruyette & Woods	Haendel St. Juste	(212) 887-3842
KeyBanc Capital Markets	Karin A. Ford	(917) 368-2293
Morgan Keegan & Company	Stephen Swett	(212) 508-7585
Robert W. Baird & Co., Inc.	Paula Poskon	(703) 821-5782
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937
Stifel Nicolaus & Company Inc.	Rod Petrik	(443) 224-1306
UBS Securities	Dustin Pizzo	(212) 713-4847

EDUCATION REALTY TRUST, INC.

DEFINITIONS

Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.

Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.

Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.

Design beds
Represents the sum of the monthly design beds in the portfolio during the period, excluding the Place properties portfolio.

Same community
Includes communities that have been owned for more than a year as of the beginning of the current period being reported.

EDUCATION REALTY TRUST, INC.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements.” Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Item 1A. Risk Factors” and “Forward-Looking Statements” in our most recent Annual Report on Form 10-K and under the caption “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments or otherwise.